IAI Investment Funds VII, Inc.
                                                                File No. 2-39560

                       SUPPLEMENT DATED FEBRUARY 17, 2000
                  TO THE JOINT PROSPECTUS DATED AUGUST 1, 1999
                                       OF
                            IAI GROWTH & INCOME FUND
                 (A PORTFOLIO OF IAI INVESTMENT FUNDS VII, INC.)

Growth & Income Fund generally closed to new investors on February 17, 2000. Shareholders of the Fund as of such closing date may continue to add to an account through the reinvestment of dividends on any Fund shares owned, through an existing systematic purchase or exchange plan, or through an existing retirement plan allocation. No changes in these plans or allocations having the effect of increasing current purchases of Fund shares will be permitted while the Fund is closed.

Growth & Income Fund has historically invested a small portion of its assets directly in privately held, early-stage developing companies. One such company (the "Venture Company") has scheduled an initial public offering or "IPO". Using a fair value methodology based on information available to IAI, the Fund's investment adviser and manager, the Fund's Security Valuation Committee approved an increase in the valuation of the Venture Company's securities because of the IPO. This valuation has had several effects, including an increase in the Fund's net asset value. Some of these effects, however, have resulted in increased risks associated with investing in the Fund. Certain of these risks result from the percentage of the Fund's net assets invested in the Venture Company (approximately 4% as of February 17, 2000) and the percentage of the Fund's net assets that are not readily marketable (approximately 5% as of February 17, 2000).

The Venture Company's securities held by the Fund may be subject to restrictions on sale even after the Venture Company's IPO. Although IAI intends to attempt to obtain the ability to sell the stock as quickly as possible after the IPO, at this time it is unclear when that will occur. Until that time, the Fund will remain closed as described above.

Although IAI expects the Venture Company's IPO to be a positive event for Fund shareholders, the outcome is not guaranteed. There is a risk that the IPO could be postponed or canceled. There is also a risk that the IPO could be very successful, but that the Fund will not be able to sell the Venture Company's securities, thereby increasing the percentage of the Fund's assets that are invested in the Venture Company and are not readily marketable. These risks could all result in substantial volatility for the Fund's net asset value.

IAI and the Fund's Securities Valuation Committee shall continue to value the Venture Company's securities using a "fair value" methodology and to act in the best interests of Fund shareholders with respect to the IPO.